                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Harold Duncan as the true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all amendments to the Application for Conversion on Form AC and the Form S-1 Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision and the U.S. Securities and Exchange Commission, respectively, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Power of Attorney prepared in conjunction with the Application for Conversion on Form AC and the Form S-1 Registration Statement have been duly signed by the following persons in the capacities and on the dates indicated.

     NAME                                                   DATE
     ----                                                   ----



/s/ Harold Duncan                                      December 16, 1998
----------------------------------
Harold Duncan
President, Chief Executive Officer
and Director
(principal executive officer)
First Bancorp of Indiana, Inc.

President and Chief Executive Officer
and Director
(principal executive officer)
First Federal Savings Bank

/s/ Christopher A. Bengert                             December 16, 1998
----------------------------------
Christopher A. Bengert
Treasurer
(principal financial and accounting officer)
First Bancorp of Indiana, Inc.

Senior Vice President and Treasurer
(principal financial and accounting officer)
First Federal Savings Bank

/s/ Robert L. Clayton, Sr.                             December 16, 1998
----------------------------------
Robert L. Clayton, Sr.
Director
First Bancorp of Indiana, Inc.

Chairman of the Board
First Federal Savings Bank

/s/ Herbert V. Dassel                                  December 16, 1998
----------------------------------
Herbert V. Dassel
Director
First Bancorp of Indiana, Inc.

Director
First Federal Savings Bank


/s/ Frank E. Kern                                      December 16, 1998
----------------------------------
Frank E. Kern
Director
First Bancorp of Indiana, Inc.

Director
First Federal Savings Bank

/s/ James L. Will, Jr.                                 December 16, 1998
----------------------------------
James L. Will, Jr.
Director
First Bancorp of Indiana, Inc.

Director
First Federal Savings Bank


/s/ Jerry Ziemer                                       December 16, 1998
----------------------------------
Jerry Ziemer
Director
First Bancorp of Indiana, Inc.

Director
First Federal Savings Bank